SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 15, 2003

AMERICAN RETIREMENT VILLAS

PROPERTIES II

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	0-26468	33-0278155
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

245 Fischer Avenue, D-1
Costa Mesa, CA 92626
(Address of Principal Executive Offices and Zip Code)

(714) 751-7400
(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 15, 2003, American Retirement Villas Properties II, a California limited partnership, issued its press release responding to an unsolicited “mini tender” offer. This press release, together with the related Appraisals (as defined in the press release), are attached hereto as exhibits and are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 15, 2003
99.2	Retirement Inn of Burlingame Property Appraisal
99.3	Retirement Inn of Campbell Property Appraisal
99.4	Retirement Inn of Daly City Property Appraisal
99.5	Retirement Inn of Fremont Property Appraisal
99.6	Retirement Inn of Fullerton Property Appraisal
99.7	Montego Heights Lodge Property Appraisal
99.8	Retirement Inn of Sunnyvale Property Appraisal
99.9	Valley View Lodge Property Appraisal
99.10	Covina Villa Property Appraisal
99.11	Willow Glen Property Appraisal

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RETIREMENT VILLAS PROPERTIES II

	By:	ARV ASSISTED LIVING, INC., its Managing General Partner

Date: December 15, 2003	By:	/s/ Mark D. Jessee

	Name: Title:	Mark D. Jessee Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 15, 2003
99.2	Retirement Inn of Burlingame Property Appraisal
99.3	Retirement Inn of Campbell Property Appraisal
99.4	Retirement Inn of Daly City Property Appraisal
99.5	Retirement Inn of Fremont Property Appraisal
99.6	Retirement Inn of Fullerton Property Appraisal
99.7	Montego Heights Lodge Property Appraisal
99.8	Retirement Inn of Sunnyvale Property Appraisal
99.9	Valley View Lodge Property Appraisal
99.10	Covina Villa Property Appraisal
99.11	Willow Glen Property Appraisal

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